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                            SUPPLEMENT TO PROSPECTUS
                     AND STATEMENT OF ADDITIONAL INFORMATION
                   OF WESTERN-SOUTHERN LIFE ASSURANCE COMPANY
                    SEPARATE ACCOUNT 1 AND SEPARATE ACCOUNT 2
               IN CONNECTION WITH THE GROWTH AND INCOME PORTFOLIO
                          OF SELECT ADVISORS PORTFOLIOS

                THIS SUPPLEMENT IS DATED AS OF JANUARY 1, 1998.

     The Prospectuses and Statements of Additional Information of
Western-Southern Life Assurance Company Separate Account 1 and Separate Account 2, each dated May 1, 1997, are hereby amended and supplemented as follows:

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PORTFOLIO ADVISOR

     As of January 1, 1998, Scudder Kemper Investments, Inc. ("Scudder Kemper") became the Portfolio Advisor to the Growth and Income Portfolio (the "Portfolio"). This change resulted from the completion of a strategic alliance between Scudder, Stevens & Clark, Inc. ("Scudder"), the Portfolio's previous portfolio advisor, and the Zurich Group ("Zurich"). As part of the strategic alliance, the operations of Scudder and Zurich Kemper Investments, Inc., a subsidiary of Zurich, were combined and the combined operations were named Scudder Kemper Investments, Inc.

     Scudder Kemper is owned 69.5% by Zurich and 30.5% by senior employees of Scudder Kemper. Scudder Kemper provides investment advisory services to mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts. As of December 31, 1997, Scudder Kemper had assets under management of more than $200 billion. Scudder Kemper's headquarters are located in New York, New York.

     Robert T. Hoffman, Lori Ensinger, Deborah Chaplin, Benjamin W. Thorndike and Kathleen T. Millard are the individuals primarily responsible for the day-to-day management of the Growth & Income Portfolio. Mr. Hoffman, Lead Product Manager, joined Scudder in 1990. He has 13 years of experience in the investment industry, including several years of pension fund management experience. Lori Ensinger, Lead Portfolio Manager, focuses on stock selection and investment strategy. She has worked as a portfolio manager since 1983 and joined Scudder in 1993. Deborah Chaplin, Portfolio Manager, also focuses on stock selection and investment strategy. Ms. Chaplin, who joined Scudder in 1996, has over four years of experience as a securities analyst and portfolio manager. Prior to joining Scudder, Ms. Chaplin was a research fellow in the Faculty of Letters at Kyoto University, Japan. Benjamin W. Thorndike, Portfolio Manager, is the Growth & Income Portfolio's chief analyst and strategist for convertible securities. Mr. Thorndike, who has 18 years of investment experience, joined Scudder in 1983. Kathleen T. Millard, Portfolio Manager, has been involved in the investment industry since 1983 and has worked as a portfolio manager since 1986. Ms. Millard, who joined Scudder in 1991, focuses on strategy and stock selection.

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NEW PORTFOLIO ADVISORY AGREEMENT

     A new Portfolio Advisory Agreement (the "New Agreement") with Scudder Kemper became effective January 1, 1998. The terms of the New Agreement are identical to the terms of the previous Portfolio Advisory Agreement with Scudder, except for the effective date, the name of the portfolio

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advisor and certain language that became inapplicable upon shareholder approval of the previous Portfolio Advisory Agreement. Under the New Agreement, the Portfolio Advisor pays Scudder Kemper a fee equal to an annual rate to 0.50% of the first $150 million of the Portfolio's average net assets and 0.45% of the Portfolio's average net assets in excess of $150 million. The New Agreement was approved by the Board of Trustees of Select Advisors Portfolio (the "SA Trust") on August 15, 1997 and by the shareholders of the Portfolio on September 18, 1997. The Portfolio is a separate portfolio of the SA Trust.

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AMENDMENT TO INVESTMENT ADVISORY AGREEMENT

     In connection with the assumption by Scudder of the role of Portfolio Advisor to the Portfolio, the Board of Trustees of the SA Trust, at a meeting held on August 15, 1997, approved an amendment (the "Amendment") to the investment advisory agreement (the "Investment Advisory Agreement"), dated September 9, 1994, between the SA Trust, on behalf of the Portfolio, and the Advisor. On September 18, 1997, the shareholders of the Portfolio also approved the Amendment. The Amendment increased the fee paid by the SA Trust, on behalf of the Portfolio, to the Advisor. The Amendment increased the fee on the first $150 million of average daily net assets of the Portfolio, on an annual basis, from 0.75% of such average daily net assets of the Portfolio, to 0.80% of such average daily net assets of the Portfolio. The fee on average daily net assets of the Portfolio in excess of $150 million remains 0.75% of such assets. The Amendment did not change the Investment Advisory Agreement in any other respect.

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INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

     In connection with the assumption by Scudder of the role of Portfolio Advisor to the Portfolio, the Board of Trustees of the SA Trust, at a meeting held on August 15, 1997, approved certain changes and additions to the investment objectives, policies and restrictions of the Portfolio. The text that follows replaces or adds to the corresponding text in the Prospectus or Statement of Additional Information. Unless otherwise specified, the following changes became effective on October 1, 1997.

AMENDMENT TO INVESTMENT OBJECTIVES AND POLICIES

PROSPECTUS, PART II - "INVESTMENT OBJECTIVES, POLICIES AND
RESTRICTIONS - GROWTH & INCOME PORTFOLIO"

     The investment objective of the Portfolio is long term capital appreciation and dividend income by investing primarily in a diversified portfolio of dividend-paying common stocks, preferred stock and securities convertible into common stocks. The Fund may also purchase such securities which do not pay current dividends but which offer prospects for growth of capital and future income. Convertible securities (which may be current coupon or zero coupon securities) are bonds, notes, debentures, preferred stocks and other securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The Portfolio may also invest in non-convertible preferred stocks consistent with the Portfolio's objective. Under normal conditions, at least 80% of the Portfolio's total assets will be invested in common stocks and at least 65% of the Portfolio's total assets will be invested in common stocks that, at the time of investment, will be expected to pay regular dividends.


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     The Portfolio will generally invest a majority of its assets in common stocks of issuers with total market capitalization of $1 billion or greater at the time of purchase, but may invest in securities of companies having various levels of market capitalization, including smaller companies whose securities may be more volatile and less liquid than securities issued by larger companies with higher levels of net worth. Investments will be in companies in various industries.

     The Portfolio may also invest up to 20% of its total assets in foreign securities, including securities of foreign issuers in the form of ADRs. The Portfolio may not invest more than 5% of its total assets in the securities of companies based in an emerging market. See "Risk Factors, Restrictions and Certain Investment Techniques -- Foreign Securities" and "--Risks Associated with `Emerging Markets' Securities."

     The Portfolio may invest under normal circumstances up to 20% of its total assets in preferred stocks, convertible preferred stock, bonds, convertible debentures and other fixed-income instruments (the "Fixed Income Instruments"). Within this 20% limitation, the Portfolio may invest in any combination of Fixed Income Instruments subject to the following additional limitations: (1) the Portfolio may invest up to 20% of its total assets in convertible preferred stock and convertible debentures rated at least Ba by Moody's or BB by S&P, (2) the Portfolio may invest up to 20% of its total assets in non-convertible fixed income instruments rated at least Baa by Moody's or BBB by S&P and (3) the Portfolio may invest up to 5% of its total assets in non-convertible debt rated below Baa by Moody's or BBB by S&P. See "Risk Factors, Restrictions and Certain Investment Techniques -- Convertible Securities" and "--Medium and Lower Rated (`Junk Bonds') and Unrated Debt Securities."

     The Fund may invest up to 10% of its total assets in real estate investment trusts ("REITs"), which pool investors' funds for investment primarily in income-producing real estate or real estate-related loans or interests. See "Risk Factors, Restrictions and Certain Investment Techniques -- Real Estate Investment Trusts."

     The Portfolio may also invest up to 5% of its total assets in Standard & Poor's Depositary Receipts ("SPDRs") in order to invest uncommitted cash balances, to maintain liquidity to meet shareholder redemptions, or to minimize trading costs. SPDRs represent ownership in a unit investment trust that holds a portfolio of stocks designed to track the performance of the S&P 500 Index. SPDRs are traded on the American Stock Exchange. See "Risk Factors, Restrictions and Certain Investment Techniques -- Standard & Poor's Depositary Receipts."

ADDITIONAL DISCLOSURE ABOUT CONVERTIBLE SECURITIES, REITS AND SPDRS AND ASSOCIATED RISK FACTORS

PROSPECTUS, PART II - "RISK FACTORS, RESTRICTIONS AND CERTAIN
INVESTMENT TECHNIQUES"

     Convertible Securities. Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities.

     While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.



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     Real Estate Investment Trusts. REITs can generally be classified as equity
REITs, mortgage REITs and hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested. Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

     Investment in REITs is subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks). REITs are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer. REITs may also be affected by tax and regulatory requirements.

     Standard & Poor's Depositary Receipts ("SPDRs"). The Growth & Income Portfolio may invest in SPDRs. SPDRs typically trade like a share of common stock and provide investment results that generally correspond to the price and yield performance of the component common stocks of the S&P 500 Index. There can be no assurance that this can be accomplished as it may not be possible for the Portfolio to replicate and maintain exactly the composition and relative weightings of the S&P 500 Index securities. SPDRs are subject to the risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment.

REVISIONS TO INVESTMENT RESTRICTION FOR GROWTH & INCOME PORTFOLIO

STATEMENT OF ADDITIONAL INFORMATION - "INVESTMENT OBJECTIVES, TECHNIQUES, POLICIES AND RESTRICTIONS - INVESTMENT RESTRICTIONS"

     As of September 18, 1997, investment restriction number 4 relating to investments in real estate no longer applies with respect to the Portfolio. The following two investment restrictions replace investment restriction number 4 only with respect to the Portfolio:

     "As a matter of fundamental policy, the Growth & Income Portfolio may not:

     4a) purchase or sell real estate except that (a) the Portfolio may invest in (i) securities of entities that invest or deal in real estate, mortgages, or interests therein and (ii) securities secured by real estate or interests therein and (b) the Portfolio may hold and sell real estate acquired as a result of the Portfolio's ownership of securities;

     4b) purchase or sell interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business."



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